Lease liabilities - Summary of lease liabilities activity (Detail) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Lease liabilities [abstract]
Balance at the beginning of the year	$ 61,780	$ 23,059
Leases increase	11,421	39,779
Financial accretion	5,706	2,885
Leases decrease	(28,914)	(1,741)
Payments	(23,290)	(15,208)
Exchange and translation differences, net	19,548	12,999
Result from net monetary position	19	7
Balance at the end of year	$ 46,270	$ 61,780